UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): October 4, 2005

Gregg Appliances, Inc.

(Exact name of Registrant as Specified in its Charter)

Commission File Number: 333-126486

Indiana	35-1049508
(State of Other Jurisdiction Of Incorporation or Organization)	(I.R.S. Employer Identification No.)

4151 East 96th Street

Indianapolis, IN 46240

(Address of Principal Executive Offices, Including Zip Code)

(317) 848-8710

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 4, 2005, Gregg Appliances, Inc. (the “Company”) issued a press release announcing that on September 30, 2005, the Company has commenced an offer to exchange up to $165,000,000 principal amount of 9% Senior Notes due 2013 for a like principal amount of 9% Senior Notes due 2013 with substantially identical terms that have been registered under the Securities Act of 1933, as amended.

A press release announcing the exchange offer is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
99.1	Press release of Gregg Appliances, Inc. dated October 4, 2005.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized on.

GREGG APPLIANCES, INC.

By:	/s/ MICHAEL D. STOUT
Michael D. Stout
Chief Financial Officer

Date: October 4, 2005